UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 23, 2006

ARTISTdirect, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30063	95-4760230
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California		90404-4082
(Address of Principal Executive Offices)		(Zip Code)

(310) 956-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

As more fully described under Item 7.01, on May 23, 2006, ARTISTdirect, Inc., a Delaware corporation (the “Registrant”), issued a press release disclosing certain financial data.

Item 7.01.                                          Regulation FD Disclosure.

On May 23, 2006, the Registrant issued a press release reporting its results of operations for the three months ended March 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information contained in Items 2.02 and 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information that this Current Report on Form 8-K contains is material investor information that is not otherwise publicly available.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

A list of exhibits required to be filed as part of this Current Report on Form 8-K is set forth under the “Exhibit Index,” which is set forth below and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTdirect, Inc.
(Registrant)

Date: May 24, 2006	By:	/s/ ROBERT N. WEINGARTEN
	Name:	Robert N. Weingarten
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press release dated May 23, 2006 entitled “ARTISTdirect, Inc. Reports First Quarter 2006 Results.”